THE LAZARD FUNDS, INC.
Lazard Global Dynamic Multi Asset Portfolio

Supplement to Prospectus and Statement of Additional Information dated April 29, 2016

The following replaces any contrary information in the Prospectus and Statement of Additional Information:

Institutional and Open shares of the Portfolio will be offered commencing on May 27, 2016.

Institutional Shares	Open Shares	R6 Shares
GDMIX	GDMOX	GDMAX

Dated: May 27, 2016